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                                                                    EXHIBIT 23.1
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                                                                    EXHIBIT 23.1

                         INDEPENDENT AUDITORS' CONSENT

     We consent to the use in this Pre-Effective Amendment No. 1 to Registration Statement No. 333-12977 of IMPSAT Corporation of our report dated February 23, 1996, appearing in the Prospectus, which is part of such Registration Statement.

     We also consent to the reference to us under the headings "Summary Financial Data," "Selected Financial and Other Data" and "Experts" in such Prospectus.

DELOITTE & TOUCHE LLP
Miami, Florida

November 20, 1996